SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 28, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


      DELAWARE                        1-4717                    44-0663509
(State or other jurisdiction   (Commission file number)       (IRS Employer
       of incorporation)                                  Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act  (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act  (17 CFR 240.13e-4(c))




Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 29, 2004, Byron G. Thompson resigned from the Board of Directors of Kansas City Southern ("KCS"). In his resignation letter, Mr. Thompson stated that he is resigning due to retirement and is not leaving the Board because of any disagreement with Kansas City Southern or its management.

Item 8.01        Other Events

On September 28, 2004, Board member Robert J. Druten was appointed as a member and chairman of the Company's Audit Committee. Additionally, effective October 1, 2004, Mr. Robert B. Terry was appointed Senior Vice President and General Counsel for KCS.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern


Date: September 30, 2004           By:           /s/ James S. Brook
                                   -------------------------------------------
                                                     James S. Brook
                                            Vice President and Comptroller
                                            (Principal Accounting Officer)